UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2010

SINO GREEN LAND CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53208	54-0484915
(State or Other Jurisdiction of	(Commission file number)	(I.R.S. Employer
Incorporation)		Identification No.)

6/F No. 947, Qiao Xing Road, Shi Qiao Town
Pan Yu District, Guang Zhou
People’s Republic of China
(Address of Principal Executive Offices)
(Zip Code)

86-20-84890337
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 27, 2010, Sino Green Land Corporation, a Nevada corporation (the “Company”), entered into Common Stock Purchase Agreements (the “Purchase Agreements”) with several accredited investors pursuant to which the Company issued an aggregate of 17,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a purchase price of $0.20 per share. Forms of the Purchase Agreements are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

See Item 1.01, which is incorporated into this Item 3.02 by reference. Based upon certain representations made by each of the investors, as set forth in the Purchase Agreements, the Common Stock was issued in reliance upon an exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Common Stock Purchase Agreement, dated May 27, 2010, between the Company and certain investors.

10.2	Form of Common Stock Purchase Agreement, dated May 27, 2010, between the Company and certain investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO GREEN LAND CORPORATION

By: /s/  Anson Yiu Ming Fong
      Name: Anson Yiu Ming Fong
      Title: Chairman of the Board

Date: May 27, 2010